UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 11, 2008

NanoDynamics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-1334699	20-3061907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1640 Terrace Way Walnut Creek, CA 94597
	(Address of principal executive offices)	(Zip Code)

(925) 930-0100

(Registrant’s telephone number, including area code)

Mystica Candle Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information

On July 11, 2008, we filed a Certificate of Amendment to our Articles of Incorporation (the “Articles”) with the Secretary of State of the State of Nevada which, (i) changed our name from Mystica Candle Corp. to NanoDynamics Holdings, Inc., and (ii) increased our authorized capital stock from 75,000,000 shares of common stock, par value $0.001, to 290,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001. The shares of Preferred Stock may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation or any committee thereof established by resolution of the Board of Directors pursuant to the By-Laws prior to the issuance of any shares thereof; each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority vested in it, all in accordance with the laws of the State of Nevada.

On July 11, 2008, our Board of Directors also declared a 3.031578-for-1 forward stock split in the form of a dividend. The record date for the stock dividend was July 21, 2008, and the effective date is July 29, 2008.

In connection with the name change and the stock split, the trading symbol for our common stock on the OTC Bulletin Board was changed to “NNDY.OB”.

We are currently engaged in discussions with NanoDynamics, Inc., a Delaware corporation (“NanoDynamics”), regarding a possible business combination involving the two companies At this stage, no definitive terms have been agreed to, and neither party is currently bound to proceed with the transaction. With the permission of NanoDynamics, we have changed our name to facilitate these discussions. If the parties determine not to proceed with the business combination, we will change our name back to Mystica Candle Corp. or adopt another name.

(c)       Exhibits:

Exhibit No.	Exhibit Description

3.1	Amendment to Articles of Incorporation dated July 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoDynamics Holdings, Inc.

Date: July 29, 2008	By:	/s/ David Rector
Name: David Rector
Title: President